EXHIBIT 10.06

FIFTH AMENDMENT, dated as of May 11, 2010, effective as of March 4, 2010, (this “Amendment”), to and under CREDIT AND SECURITY AGREEMENT, dated as of July 28, 2004 (as amended, modified, supplemented or restated from time to time from time to time, the “Credit Agreement”), among THE RAL SUPPLY GROUP, INC., a New York corporation (both in its original capacity as a party thereto and as successor-by-merger to American/Universal Supply, Inc., a New York corporation), UNIVERSAL SUPPLY GROUP, INC., a New York corporation, and S&A SUPPLY, INC. (formerly known as S&A Purchasing Corp.), a New York corporation (collectively, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division, as successor to Wells Fargo Business Credit, Inc. (the “Lender”).  Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lender modify certain other terms of the Credit Agreement, and the Lender has agreed to the foregoing request, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the Borrowers and the Lender hereby agree as follows:

Section One.  Amendments to Credit Agreement.  Effective upon satisfaction of the conditions precedent set forth in Section Three hereof, the Credit Agreement is hereby amended as follows:

(i)            Section 1.1. Definitions. The following defined term contained in Section 1.1 of the Credit Agreement is amended and restated as follows:

“Overadvances” means Advances made pursuant to and in accordance with the terms of paragraph (b)(iii) of the defined term Borrowing Base.

(ii)           Section 2.7.  Interest; Default Interest; Usury.  Section 2.7(a) of the Credit Agreement is amended and restated as follows:

(a)         Interest.  Except as set forth in paragraphs (b) and (c) below, the outstanding principal amount of the Advances (other than the Overadvances) shall bear interest at the LIBOR Advance Rate and the outstanding principal amount of the Overadvances shall bear interest at the LIBOR Advance Rate plus one quarter of one percent (0.25%).

Section Two.  Representations and Warranties.  To induce the Lender to enter into this Amendment, each Loan Party warrants and represents to the Lender as follows:

(i)           all of the representations and warranties contained in the Credit Agreement and each other Loan Document, in each case, after giving effect to this Amendment, continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are only made as of a previous date;

(ii)          the execution, delivery and performance of this Amendment by each Borrower is within its corporate powers, has been duly authorized by all necessary corporate action on its part, and each Borrower has received all necessary consents and approvals (if any shall be required) for the execution and delivery of this Amendment;

(iii)         the execution, delivery and performance by each Borrower of this Amendment, the consummation of the transactions herein contemplated and the compliance with the provisions hereof have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of such Borrower’s stockholders; (ii) require any authorization, consent, license, permit or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, license, permit, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof and such filings with the Securities and Exchange Commission as are required by applicable law; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to such Borrower or of such Borrower’s articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which such Loan Party is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than in favor of the Lender) upon or with respect to any of the properties now owned or hereafter acquired by such Loan Party;

(iv)         upon its execution, this Amendment shall constitute the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms; and

(v)          no Default or Event of Default has occurred and is continuing;

Section Three.  Conditions Precedent.  This Amendment shall become effective upon the date on which the Lender shall have received this Amendment, duly executed by each Borrower and acknowledged by Colonial Commercial Corp. (“Colonial”) and William Pagano.

Section Four.  General Provisions.

(i)             Except as herein expressly amended, the Credit Agreement and all of the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms as so amended.  Each Borrower hereby confirms its existing pledge, assignment and grant to the Lender of a security interest and a Lien upon all of the Collateral, as security for the payment and performance of all of the Obligations.  The Borrower hereby confirms that all security interests at any time granted by it to the Lender in any and all of the Borrower’s property and assets, including the security interest and a Lien upon all of the Collateral, continue in full force and effect and secure and shall continue to secure the Obligations and the “Indebtedness” (as defined in the Guaranty) so long as any such Obligations and Indebtedness remain outstanding and that all Collateral subject thereto remain free and clear of any liens or encumbrances other than (i) those in favor of the Lender provided for under the Loan Documents, and (ii) other Permitted Liens.  Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of the Lender’s existing security interest and Lien in and upon the Collateral.

(ii)            All references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement as amended as of the effective date hereof, and as amended hereby and as hereafter amended, supplemented and modified from time to time.

(iii)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any other provision of the Credit Agreement or any of the other Loan Documents.

(iv)           This Amendment embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supercedes all prior agreements, commitments, arrangements, negotiations or understandings, whether written or oral, of the parties with respect thereto.

(v)            This Amendment shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York.  The provisions of Section 9.15 of the Credit Agreement regarding consents to jurisdiction and venue, consents and waivers regarding service of process and waivers of rights to jury trial, of Section 9.7 of the Credit Agreement regarding costs and expenses and of Section 9.8 of the Credit Agreement regarding indemnities are incorporated herein by reference.

(vi)           This Amendment shall be binding upon and inure to the benefit of each Borrower and Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the Lender’s prior written consent.

(vii)          Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof

(viii)           Each Borrower hereby confirms and agrees, and represents and warrants, that all Obligations (whether representing outstanding principal, accrued and unpaid interest, accrued and unpaid fees or any other Obligations of any kind or nature) currently owing by each and all Borrowers under the Credit Agreement and the other Loan Documents, as reflected in the books and records of Lender as of the date hereof, are unconditionally owing from and payable by each and all Borrowers to Lender and that Borrowers are jointly and severally indebted to Lender with respect thereto, all without any set-off, deduction, counterclaim or defense.  Each Borrower acknowledges and agrees that it has no actual or potential claim or cause of action against Lender relating to the Credit Agreement or any Loan Document and/or the Obligations arising thereunder or related thereto, in any such case arising on or before the date hereof.As further consideration for Lender’s agreements to grant the amendments and accommodations set forth herein, each Borrower hereby waives and releases and forever discharges Lender and each of its officers, directors, attorneys, agents, professionals and employees (the “Released Parties”) from any liability, damage, claim, loss or expense of any kind that such Borrower had, may now have or may hereafter haveagainst any one or more of the Released Parties arising out of or relating to the Loan Documents, (including this Amendment and any documents, agreements being executed in connection herewith), any and all Advances made through the date hereof, any other Obligations heretofore made and/or now outstanding under the Loan Documents, any transactions related to any of the foregoing or contemplated by the Loan Documents and/or any other action (or failure to act) taken (or, as applicable, not taken or taken only after any delay or satisfaction of any conditions) by any of the Released Parties in connection with any of the foregoing or contemplated by the Loan Documents or in connection with the negotiation or administration thereof.

Section Five.  Acknowledgement of Guarantors. By executing this Amendment, each Borrower and Colonial (by its signature below), each in its capacity as a “Guarantor” under the Guaranty, hereby acknowledges and agrees to all the terms and provisions of this Amendment, and agrees that its obligations under the Guaranty are unaffected, undiminished and unmodified hereby, and also hereby ratifies, reaffirms and restates all of the provisions, terms and conditions, covenants, representations and warranties made and all of the obligations undertaken by such Guarantor in the Guaranty.  Each Guarantor further acknowledges and agrees that the foregoing acknowledgements, agreements, ratifications and reaffirmations are being given in an abundance of caution and for the avoidance of any doubt, and that nothing contained in the foregoing is intended to limit or contradict the provisions of and agreements and waivers contained in Section 7 and 8 of the Guaranty, and further that the giving by such Guarantor of the foregoing acknowledgements, agreements, ratifications and reaffirmations shall not be interpreted or construed under any circumstances as having established a course of dealing or course of conduct binding upon the Lender in the future or otherwise creating any future obligations on the Lender to obtain any similar acknowledgements, agreements, ratifications and reaffirmations in connection with any future amendments to the Credit Agreement and/or any other Loan Document.

Section Six.  Acknowledgment of Liens by Colonial.  Colonial (by its signature below), in its capacity as the “Guarantor” under the General Security Agreement dated as of July 28, 2004 (as amended, modified, supplemented or restated from time to time, the “Colonial Security Agreement”) by Colonial in favor of Lender and as the “Pledgor” under the Securities Pledge Agreement dated as of July 28, 2004 (as amended, modified, supplemented or restated from time to time, the “Colonial Pledge Agreement”), hereby confirms that all security interests at any time granted by it to the Lender in any and all of Colonial’s property and assets, including the security interest and a Lien upon all of the “Collateral” (as defined under the Colonial Security Agreement) and the “Pledged Collateral” (as defined under the Colonial Pledge Agreement) (collectively, the “Colonial Collateral”), continue in full force and effect and secure and shall continue to secure the Obligations and the “Indebtedness” (as defined under the Guaranty) and the “Indebtedness” (as defined under the Colonial Security Agreement) so long as any such Obligations and Indebtedness remain outstanding and that all Colonial Collateral subject thereto remain free and clear of any liens or encumbrances other than (i) those in favor of the Lender provided for under the Loan Documents and (ii) other Liens expressly permitted under the Colonial Security Agreement and the Colonial Pledge Agreement.  Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of the Lender’s existing security interest and Lien in and upon the Colonial Collateral.

Section Seven.   Acknowledgement of Guarantors. By executing this Amendment, each Borrower and William Pagano (by his signature below), each in its/its capacity as a party (in such capacity, a “Support Party”) to that certain Support Agreement dated as of July 28, 2004 (as amended, modified, supplemented or restated from time to time, the “Support Agreement”) among Borrowers, Mr. Pagano and Lender, hereby acknowledges and agrees to all the terms and provisions of this Amendment, and agrees that its obligations under the Support Agreement are unaffected, undiminished and unmodified hereby, and also hereby ratifies, reaffirms and restates all of the provisions, terms and conditions, covenants, representations and warranties made and all of the obligations undertaken by such Support Party under the Support Agreement.  Each Support Party further acknowledges and agrees that the foregoing acknowledgements, agreements, ratifications and reaffirmations are being given in an abundance of caution and for the avoidance of any doubt, and that nothing contained in the foregoing is intended to limit or contradict the provisions of and agreements and waivers contained in the Support Agreement, and further that the giving by such Support Party of the foregoing acknowledgements, agreements, ratifications and reaffirmations shall not be interpreted or construed under any circumstances as having established a course of dealing or course of conduct binding upon the Lender in the future or otherwise creating any future obligations on the Lender to obtain any similar acknowledgements, agreements, ratifications and reaffirmations in connection with any future amendments to the Credit Agreement and/or any other Loan Document.

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IN WITNESS WHEREOF, the Loan Parties and the Lender have signed below to indicate their agreement with the foregoing and their intent to be bound thereby.

THE RAL SUPPLY GROUP, INC.

By:	/s/ William Pagano
William Pagano
Executive Vice President

UNIVERSAL SUPPLY GROUP, INC.

By:	/s/ William Pagano
William Pagano
President

S&A SUPPLY, INC.

By:	/s/ William Pagano
William Pagano
President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
acting through its Wells Fargo Business Credit operating division

By:	/s Joseph Mullen
Joseph Mullen
Vice President

ACKNOWLEDGED AND AGREED TO:

COLONIAL COMMERCIAL CORP.

By:	/s/ William Pagano
William Pagano
Chief Executive Officer

/s/ William Pagano
WILLIAM PAGANO